Exhibit 99.3

Duke Realty Corporation Real Estate and Accumulated Depreciation December 31, 2007 (in thousands)	Schedule 3

		Building		Initial Cost		Cost Capitalized Subsequent to Development	Gross Book Value 12/31/07			Accumulated	Year	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total	Depreciation (1)	Constructed	Acquired
ALLEN, TEXAS
Allen Central Park	One Allen Center	Office	—	1,966	11,178	629	1,966	11,807	13,773	—	2007	2007

ALPHARETTA, GEORGIA
Brookside Office Park	Radiant I	Office	—	1,269	14,697	63	1,269	14,760	16,029	3,142	1998	1999
Brookside Office Park	Brookside I	Office	—	1,625	8,594	3,926	1,492	12,653	14,145	2,834	1999	1999
Brookside Office Park	Radiant II	Office	—	831	6,755	185	831	6,940	7,771	1,229	2000	2000
Brookside Office Park	Brookside II	Office	—	1,381	11,239	2,048	1,248	13,420	14,668	3,159	2000	2000
Hembree Crest	11415 Old Roswell Road	Industrial	—	648	2,454	1,055	648	3,509	4,157	1,353	1991	1999
NorthWinds Center	Northwinds VII	Office	—	2,271	19,852	1,571	2,304	21,390	23,694	4,909	1998	1999
NorthWinds Center	Northwinds I	Office	—	1,879	15,933	1,641	1,879	17,574	19,453	3,286	1997	2004
NorthWinds Center	Northwinds II	Office	—	1,796	15,973	600	1,796	16,573	18,369	3,406	1997	2004
NorthWinds Center	Northwinds III	Office	15,931	1,868	16,114	597	1,868	16,711	18,579	3,482	1998	2004
NorthWinds Center	Northwinds IV	Office	15,162	1,844	16,089	1,727	1,844	17,816	19,660	3,669	1999	2004
NorthWinds Center	Northwinds V	Office	—	2,215	15,522	1,336	2,215	16,858	19,073	3,313	1999	2004
NorthWinds Center	Northwinds VI	Office	—	2,662	15,600	708	2,662	16,308	18,970	3,512	2000	2004
NorthWinds Center	Northwinds Village	Retail	—	704	4,453	153	710	4,600	5,310	591	2000	2004
NorthWinds Center	Northwinds Restaurant	Retail	—	202	329	—	202	329	531	51	1997	2004
Ridgeland	1320 Ridgeland Parkway	Industrial	—	998	5,874	52	998	5,926	6,924	1,250	1999	1999
Ridgeland	1345 Ridgeland Parkway	Industrial	—	488	2,186	1,068	488	3,254	3,742	769	1999	1999
Ridgeland	1335 Ridgeland Pkwy	Industrial	—	579	2,105	803	579	2,908	3,487	650	1999	1999
Preston Ridge	Preston Ridge IV	Office	—	2,777	13,300	725	2,781	14,021	16,802	3,658	2000	2004
Windward	800 North Point Parkway	Office	—	1,250	18,443	—	1,250	18,443	19,693	2,341	1991	2003
Windward	900 North Point Parkway	Office	—	1,250	13,945	—	1,250	13,945	15,195	1,786	1991	2003

ARLINGTON HEIGHTS, ILLINOIS
Arlington Business Park	Atrium II	Office	—	776	6,882	2,167	776	9,049	9,825	2,479	1986	1998

ATLANTA, GEORGIA
Druid Chase	6 West Druid Hills Drive	Office	—	473	6,731	2,489	473	9,220	9,693	2,608	1968	1999
Druid Chase	2801 Buford Highway	Office	—	794	9,310	2,757	794	12,067	12,861	2,836	1977	1999
Druid Chase	1190 West Druid Hills Drive	Office	—	689	6,485	1,308	689	7,793	8,482	1,780	1980	1999
Center Pointe Medical I and II	Center Pointe Medical I and II	Healthcare	24,067	9,697	29,308	599	9,697	29,907	39,604	500	1984	2007

AURORA, ILLINOIS
Meridian Business Campus	535 Exchange	Industrial	—	386	920	269	386	1,189	1,575	301	1984	1999
Meridian Business Campus	525 North Enterprise Street	Industrial	—	342	1,678	110	342	1,788	2,130	473	1984	1999
Meridian Business Campus	615 North Enterprise Street	Industrial	—	468	2,824	649	468	3,473	3,941	973	1984	1999
Meridian Business Campus	3615 Exchange	Industrial	—	410	1,603	140	410	1,743	2,153	493	1986	1999
Meridian Business Campus	4000 Sussex Avenue	Industrial	—	417	1,711	332	417	2,043	2,460	535	1990	1999
Meridian Business Campus	3737 East Exchange	Industrial	—	598	2,543	166	598	2,709	3,307	721	1985	1999
Meridian Business Campus	444 North Commerce Street	Industrial	—	722	5,403	597	722	6,000	6,722	1,659	1985	1999
Meridian Business Campus	880 North Enterprise Street	Industrial	—	1,150	5,669	530	1,150	6,199	7,349	1,426	1999	1999
Meridian Business Campus	Meridian Office Service Center	Industrial	—	567	1,083	1,701	567	2,784	3,351	578	2001	2001
Meridian Business Campus	Genera Corporation	Industrial	—	1,957	3,827	—	1,957	3,827	5,784	593	2004	2004

BATAVIA, OHIO
Mercy Hospital Clermont MOB	Mercy Hospital Clermont MOB	Healthcare	—	—	8,699	667	—	9,366	9,366	—	2005	2007

BERRY HILL, TN
Four-Forty Business Center	Four-Forty Business Center I	Industrial	—	938	6,462	46	938	6,508	7,446	1,383	1997	1999
Four-Forty Business Center	Four-Forty Business Center III	Industrial	—	1,812	7,579	259	1,812	7,838	9,650	1,795	1998	1999
Four-Forty Business Center	Four-Forty Business Center IV	Industrial	—	1,522	5,552	416	1,522	5,968	7,490	1,343	1997	1999
Four-Forty Business Center	Four-Forty Business Center V	Industrial	—	471	3,321	527	471	3,848	4,319	1,436	1999	1999

BLOOMINGTON, MINNESOTA
Alpha Business Center	Alpha Business Ctr I&II	Office	—	280	1,421	367	280	1,788	2,068	431	1980	1999
Alpha Business Center	Alpha Business Ctr III&IV	Industrial	—	341	1,775	375	341	2,150	2,491	519	1980	1999
Alpha Business Center	Alpha Business Ctr V	Industrial	—	537	2,977	361	537	3,338	3,875	813	1980	1999
Hampshire Dist. Center	Hampshire Dist Center North	Industrial	1,228	779	4,500	287	779	4,787	5,566	1,253	1979	1997
Hampshire Dist. Center	Hampshire Dist Center South	Industrial	1,389	901	5,069	313	901	5,382	6,283	1,412	1979	1997
Norman Pointe Office Park	Norman Pointe I	Office	—	3,650	25,966	2,350	3,650	28,316	31,966	5,621	2000	2000
Norman Pointe Office Park	Norman Pointe II	Office	—	5,885	38,649	1,206	5,885	39,855	45,740	279	2007	2007

Duke Realty Corporation	Schedule 3
Real Estate and Accumulated Depreciation
December 31, 2007
(in thousands)

Development	Name	Building Type	Encumbrances	Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/07			Accumulated Depreciation (1)	Year Constructed	Year Acquired
				Land	Buildings		Land/Land Imp	Bldgs/TI	Total
BLUE ASH, OHIO
McAuley Place	McAuley Place	Office	—	2,331	17,604	2,103	2,331	19,707	22,038	3,822	2000	2001
Huntington Bank Building	Huntington Bank Building	Office	—	175	241	—	175	241	416	71	1986	1996
Lake Forest/Westlake	Lake Forest Place	Office	—	1,953	18,680	3,281	1,953	21,961	23,914	6,367	1985	1996
Northmark Office Park	Northmark Building 1	Office	—	1,452	5,077	440	1,452	5,517	6,969	1,913	1987	2004
Lake Forest/Westlake	Westlake Center	Office	—	2,459	15,911	3,446	2,459	19,357	21,816	6,049	1981	1996
Landings	Landings Building I	Office	—	4,302	17,512	301	4,302	17,813	22,115	1,171	2006	2006
Landings	Landings Building II	Office	—	4,817	9,377	2,134	4,817	11,511	16,328	318	2007	2007

BOLINGBROOK, ILLINOIS
Joliet Road Business Park	555 Joliet Road, Bolingbrook	Industrial	—	2,184	9,284	752	2,332	9,888	12,220	1,527	1967	2002
Joliet Road Business Park	Dawes Transportation	Industrial	—	3,050	4,453	—	3,050	4,453	7,503	632	2005	2005

BRASELTON, GEORGIA
Braselton Business Park	Braselton II	Industrial	—	1,365	8,720	1,720	1,884	9,921	11,805	1,787	2001	2001
Park 85 at Braselton	Park 85 at Braselton Bldg 625	Industrial	—	9,855	25,690	463	9,855	26,153	36,008	1,871	2004	2005

BRENTOOD, TENNESSEE
Brentwood South Bus. Center	Brentwood South Bus Ctr I	Industrial	—	1,065	5,773	838	1,065	6,611	7,676	1,572	1987	1999
Brentwood South Bus. Center	Brentwood South Bus Ctr II	Industrial	—	1,065	2,781	1,275	1,065	4,056	5,121	882	1987	1999
Brentwood South Bus. Center	Brentwood South Bus Ctr III	Industrial	—	848	3,998	660	848	4,658	5,506	1,160	1989	1999
Creekside Crossing	Creekside Crossing I	Office	—	1,900	7,649	580	1,901	8,228	10,129	2,294	1997	1997
Creekside Crossing	Creekside Crossing II	Office	—	2,087	7,801	1,204	2,087	9,005	11,092	2,477	1999	1999
Creekside Crossing	Creekside Crossing III	Office	—	2,969	9,700	1,668	2,969	11,368	14,337	840	2006	2006
Creekside Crossing	Creekside Crossing IV	Office	—	2,966	8,104	651	3,010	8,711	11,721	101	2007	2007

BROOKLYN PARK, MINNESOTA
7300 Northland Drive	7300 Northland Drive	Industrial	—	700	6,578	278	703	6,853	7,556	1,831	1980	1998
Crosstown North Bus. Ctr.	Crosstown North Bus. Ctr. 1	Industrial	—	835	5,321	1,113	1,286	5,983	7,269	1,705	1998	1999
Crosstown North Bus. Ctr.	Crosstown North Bus. Ctr. 2	Industrial	—	449	2,722	674	599	3,246	3,845	834	1998	1999
Crosstown North Bus. Ctr.	Crosstown North Bus. Ctr. 3	Industrial	—	758	1,891	233	837	2,045	2,882	515	1999	1999
Crosstown North Bus. Ctr.	Crosstown North Bus. Ctr. 4	Industrial	—	2,079	7,324	1,331	2,397	8,337	10,734	2,617	1999	1999
Crosstown North Bus. Ctr.	Crosstown North Bus. Ctr. 5	Industrial	—	1,079	4,433	509	1,354	4,667	6,021	1,049	1999	1999
Crosstown North Bus. Ctr.	Crosstown North Bus. Ctr. 6	Industrial	—	788	2,951	2,144	1,031	4,852	5,883	1,550	2000	2000
Crosstown North Bus. Ctr.	Crosstown North Bus. Ctr. 10	Industrial	—	2,757	4,642	1,079	2,723	5,755	8,478	801	2004	2004
Crosstown North Bus. Ctr.	Crosstown North Bus. Ctr. 12	Industrial	—	4,564	9,014	215	4,564	9,229	13,793	1,066	2005	2005

BUFFALO, NEW YORK
Office Development	HealthNow	Office	—	11,686	54,009	3,732	11,686	57,741	69,427	—	2007	2007

CARMEL, INDIANA
Hamilton Crossing	Hamilton Crossing I	Industrial	—	835	4,008	2,588	847	6,584	7,431	2,599	1989	1993
Hamilton Crossing	Hamilton Crossing II	Office	—	313	840	1,180	384	1,949	2,333	623	1997	1997
Hamilton Crossing	Hamilton Crossing III	Office	—	890	9,581	1,912	890	11,493	12,383	3,276	2000	2000
Hamilton Crossing	Hamilton Crossing IV	Office	—	515	5,186	571	598	5,674	6,272	1,320	1999	1999
Hamilton Crossing	Hamilton Crossing VI	Office	—	1,044	13,671	840	1,068	14,487	15,555	2,271	2003	2003
Meridian Technology Center	Meridian Tech Center	Office	—	376	2,695	1,107	376	3,802	4,178	831	1986	2002
West Carmel Marketplace	Burger King (Ground Lease)	Grounds	—	848	—	189	1,037	—	1,037	—	n/a	2007

CAROL STREAM, ILLINOIS
Carol Stream Business Park	Carol Stream IV	Industrial	—	3,204	14,986	471	3,204	15,457	18,661	2,303	1994	2003
Carol Stream Business Park	Carol Stream V	Industrial	—	4,553	7,605	242	4,553	7,847	12,400	707	1986	2003

CARY, NORTH CAROLINA
Regency Forest	200 Regency Forest Dr.	Office	—	1,230	13,365	1,877	1,230	15,242	16,472	3,641	1999	1999
Regency Forest	100 Regency Forest Dr.	Office	—	1,538	9,835	1,907	1,618	11,662	13,280	2,720	1997	1999
Weston Parkway	6501 Weston Parkway	Office	—	1,775	10,580	1,287	1,775	11,867	13,642	2,807	1996	1999

CELEBRATION, FLORIDA
Celebration Business Center	Celebration Business Center I	Office	—	1,102	4,722	529	1,308	5,045	6,353	1,151	1997	1999
Celebration Business Center	Celebration Business Center II	Office	—	771	3,587	337	961	3,734	4,695	879	1997	1999
Celebration Office Center	Celebration Office Center I	Office	—	1,382	5,771	326	1,382	6,097	7,479	1,318	2000	2000
Celebration Office Center	Celebration Office Center II	Office	—	1,382	5,859	2,422	1,382	8,281	9,663	2,455	2001	2001

CHANTILLY, VIRGINIA
Northridge at Westfields	15002 Northridge Dr.	Office	—	1,148	2,597	442	1,148	3,039	4,187	—	2007	2007
Northridge at Westfields	15004 Northridge Dr.	Office	—	1,305	2,981	426	1,305	3,407	4,712	—	2007	2007
Northridge at Westfields	15006 Northridge Dr.	Office	—	1,611	3,586	522	1,611	4,108	5,719	—	2007	2007

Duke Realty Corporation Real Estate and Accumulated Depreciation December 31, 2007 (in thousands)											Schedule 3

		Building		Initial Cost		Cost Capitalized Subsequent to Development	Gross Book Value 12/31/07			Accumulated	Year	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total	Depreciation (1)	Constructed	Acquired
CHILLICOTHE, OHIO
Adena Health Pavilion	Adena Health Pavilion	Healthcare	—	—	11,738	8	—	11,746	11,746	396	2005	2007
Adena Health System OPC	Adena Health System OPC	Healthcare	—	—	2,946	1	—	2,947	2,947	266	2005	2007

CINCINNATI, OHIO
311 Elm	311 Elm	Office	—	339	5,734	1,321	346	7,048	7,394	3,955	1986	1993
312 Elm	312 Elm	Office	34,273	4,750	46,380	5,159	5,428	50,861	56,289	18,388	1992	1993
312 Plum	312 Plum	Office	—	2,539	23,832	3,736	2,590	27,517	30,107	9,825	1987	1993
One Ashview Place	One Ashview Place	Office	—	1,204	12,613	2,877	1,204	15,490	16,694	5,149	1989	1997
Blue Ash Office Center	Blue Ash Office Center VI	Office	—	518	2,752	647	518	3,399	3,917	975	1989	1997
Towers of Kenwood	Towers of Kenwood	Office	—	4,891	42,239	2,103	4,891	44,342	49,233	5,897	1989	2003
Governors Hill	8790 Governor’s Hill	Office	—	400	4,559	1,055	408	5,606	6,014	2,058	1985	1993
Governors Hill	8800 Governor’s Hill	Office	—	225	2,293	597	231	2,884	3,115	1,394	1985	1993
Governors Hill	8600/8650 Governor’s Hill Dr.	Office	—	1,220	18,337	6,138	1,245	24,450	25,695	8,726	1986	1993
Kenwood Executive Center	Kenwood Executive Center	Office	—	606	3,930	971	664	4,843	5,507	1,377	1981	1997
Kenwood Commons	8230 Kenwood Commons	Office	3,398	638	4,225	1,006	638	5,231	5,869	2,676	1986	1993
Kenwood Commons	8280 Kenwood Commons	Office	2,102	638	3,027	504	638	3,531	4,169	1,542	1986	1993
Kenwood Medical Office Bldg.	Kenwood Medical Office Bldg.	Office	—	—	7,663	100	—	7,763	7,763	1,710	1999	1999
Pfeiffer Place	Pfeiffer Place	Office	—	3,608	12,806	1,491	3,608	14,297	17,905	3,390	2001	2001
Pfeiffer Woods	Pfeiffer Woods	Office	—	1,450	12,322	1,777	2,131	13,418	15,549	3,090	1998	1999
Remington Office Park	Remington Park Building A	Office	—	560	1,448	680	560	2,128	2,688	571	1982	1997
Remington Office Park	Remington Park Building B	Office	—	560	1,347	953	560	2,300	2,860	700	1982	1997
Triangle Office Park	Triangle Office Park	Office	3,470	1,018	10,917	1,294	1,018	12,211	13,229	6,380	1965	1993

CLAYTON, MISSOURI
Interco Corporate Tower	Interco Corporate Tower	Office	—	6,150	43,068	2,555	6,150	45,623	51,773	7,890	1986	2002

COLUMBUS, OHIO
Easton	One Easton Oval	Office	—	2,789	9,946	731	2,789	10,677	13,466	2,659	1998	1998
Easton	Two Easton Oval	Office	—	2,489	16,379	1,756	2,489	18,135	20,624	4,584	1996	1998
Easton	Easton Way One	Office	—	1,874	9,181	582	1,874	9,763	11,637	2,707	2000	2000
Easton	Easton Way Two	Office	—	2,005	8,994	794	2,005	9,788	11,793	3,243	2001	2001
Easton	Easton Way Three	Office	—	2,768	11,186	93	2,768	11,279	14,047	2,823	2002	2002
Easton	Lane Bryant	Office	—	4,346	11,395	71	4,371	11,441	15,812	1,336	2005	2005
Easton	4400 Easton Commons	Office	—	1,886	7,779	988	1,886	8,767	10,653	812	2005	2005
Easton	4343 Easton Commons	Office	—	3,059	7,248	344	3,059	7,592	10,651	49	2007	2007
Polaris	1000 Polaris Parkway	Office	—	1,200	5,723	1,502	1,293	7,132	8,425	1,665	1992	1999

COPPELL, TEXAS
Freeport North	Freeport X	Industrial	—	8,198	18,852	3,031	8,198	21,883	30,081	5,300	2003	2003

DAVENPORT, FLORIDA
Park 27 Distribution Center	Park 27 Distribution Center I	Industrial	—	2,449	6,107	20	2,449	6,127	8,576	1,398	2002	2002

DES PLAINES, ILLINOIS
2180 South Wolf Road	2180 South Wolf Road	Industrial	—	179	1,632	486	179	2,118	2,297	611	1966	1998

DOWNERS GROVE, ILLINOIS
Executive Towers	Executive Towers I	Office	—	2,652	23,402	6,571	2,652	29,973	32,625	8,141	1983	1997
Executive Towers	Executive Towers II	Office	—	3,386	27,730	8,441	3,386	36,171	39,557	10,255	1984	1997
Executive Towers	Executive Towers III	Office	—	3,512	32,345	6,854	3,512	39,199	42,711	11,467	1987	1997

DUBLIN, OHIO
Scioto Corporate Center	Scioto Corporate Center	Office	—	1,100	2,876	1,527	1,100	4,403	5,503	1,317	1987	1996
Tuttle Crossing	Qwest	Office	—	2,618	18,715	1,816	2,670	20,479	23,149	7,456	1990	1993
Tuttle Crossing	4600 Lakehurst	Office	—	1,494	12,858	560	1,524	13,388	14,912	4,915	1990	1993
Tuttle Crossing	4700 Lakehurst Court	Office	—	717	2,406	776	717	3,182	3,899	1,067	1994	1994
Tuttle Crossing	4675 Lakehurst	Office	—	605	5,863	176	605	6,039	6,644	2,006	1995	1995
Tuttle Crossing	5500 Glendon Court	Office	—	1,066	7,620	1,147	1,066	8,767	9,833	3,174	1995	1995
Tuttle Crossing	5555 Glendon Court	Office	—	1,600	7,197	1,313	1,767	8,343	10,110	3,021	1995	1995
Britton Central	6060 Britton Parkway	Office	—	1,601	8,725	182	1,601	8,907	10,508	4,189	1996	1996
Tuttle Crossing	Compmanagement	Office	—	867	4,397	653	867	5,050	5,917	1,751	1997	1997
Tuttle Crossing	4725 Lakehurst	Office	—	483	9,349	759	483	10,108	10,591	3,533	1998	1998
Tuttle Crossing	5555 Parkcenter Circle	Office	—	1,580	8,951	1,084	1,580	10,035	11,615	3,426	1992	1994
Tuttle Crossing	Parkwood Place	Office	—	1,690	11,563	1,093	1,690	12,656	14,346	4,802	1997	1997
Tuttle Crossing	Nationwide	Office	—	4,815	15,431	823	4,815	16,254	21,069	4,899	1996	1996
Tuttle Crossing	Emerald II	Office	—	495	2,767	199	495	2,966	3,461	776	1998	1998

Duke Realty Corporation	Schedule 3
Real Estate and Accumulated Depreciation
December 31, 2007
(in thousands)

		Building		Initial Cost		Cost Capitalized Subsequent to Development	Gross Book Value 12/31/07			Accumulated	Year	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total	Depreciation (1)	Constructed	Acquired
Tuttle Crossing	Atrium II, Phase I	Office	—	1,649	9,884	551	1,649	10,435	12,084	3,348	1997	1997
Tuttle Crossing	Atrium II, Phase II	Office	—	1,597	7,993	1,134	1,597	9,127	10,724	2,359	1998	1998
Tuttle Crossing	Blazer I	Office	—	904	4,511	592	904	5,103	6,007	1,445	1999	1999
Tuttle Crossing	Parkwood II	Office	—	1,848	14,030	821	2,400	14,299	16,699	4,943	2000	2000
Tuttle Crossing	Blazer II	Office	—	1,016	6,046	736	1,016	6,782	7,798	1,853	2000	2000
Tuttle Crossing	Emerald III	Office	—	1,685	8,079	1,683	1,694	9,753	11,447	2,316	2001	2001

DULUTH, GEORGIA
Crestwood Pointe	3805 Crestwood Parkway	Office	—	877	14,888	1,449	877	16,337	17,214	3,952	1997	1999
Crestwood Pointe	3885 Crestwood Parkway	Office	—	878	13,972	877	878	14,849	15,727	3,345	1998	1999
Hampton Green	Hampton Green Office I	Office	—	1,388	11,379	772	1,388	12,151	13,539	3,103	2000	2000
River Green	3450 River Green Court	Industrial	—	194	2,001	273	194	2,274	2,468	484	1989	1999
Business Park At Sugarloaf	2775 Premiere Parkway	Industrial	6,854	560	4,671	277	565	4,943	5,508	1,065	1997	1999
Business Park At Sugarloaf	3079 Premiere Parkway	Industrial	11,554	776	6,277	1,995	783	8,265	9,048	2,249	1998	1999
Business Park At Sugarloaf	Sugarloaf Office I	Office	—	1,042	8,680	725	1,042	9,405	10,447	2,285	1998	1999
Business Park At Sugarloaf	2850 Premiere Parkway	Office	7,071	621	4,631	19	627	4,644	5,271	612	1997	2002
Business Park At Sugarloaf	Sugarloaf Office II (3039)	Office	—	972	3,784	618	1,006	4,368	5,374	599	1999	2002
Business Park At Sugarloaf	Sugarloaf Office III (2810)	Office	—	696	3,896	431	696	4,327	5,023	763	1999	2002
Business Park At Sugarloaf	2855 Premiere Parkway	Industrial	6,068	765	3,512	512	770	4,019	4,789	951	1999	1999
Business Park At Sugarloaf	6655 Sugarloaf	Industrial	9,934	1,651	6,985	75	1,659	7,052	8,711	1,083	1998	2001
Business Park At Sugarloaf	Sugarloaf Office IV	Office	—	623	2,695	391	623	3,086	3,709	650	2000	2000
Business Park At Sugarloaf	Sugarloaf Office V	Office	—	744	3,159	539	744	3,698	4,442	1,511	2001	2001
Business Park At Sugarloaf	Sugarloaf VI	Office	—	1,589	5,902	967	1,589	6,869	8,458	1,035	2004	2004
Business Park At Sugarloaf	Sugarloaf VII	Office	—	1,722	5,163	2,396	1,726	7,555	9,281	373	2006	2006

EAGAN, MINNESOTA
Apollo Industrial Center	Apollo Industrial Ctr I	Industrial	—	866	4,976	1,472	882	6,432	7,314	2,110	1997	1997
Apollo Industrial Center	Apollo Industrial Ctr II	Industrial	—	474	2,462	167	474	2,629	3,103	534	2000	2000
Apollo Industrial Center	Apollo Industrial Ctr III	Industrial	—	1,432	6,316	51	1,432	6,367	7,799	1,345	2000	2000
Silver Bell Commons	Silver Bell Commons	Industrial	—	1,807	6,527	1,747	1,908	8,173	10,081	2,422	1999	1999
Trapp Road Commerce Center	Trapp Road Commerce Center I	Industrial	—	671	3,847	453	700	4,271	4,971	1,046	1996	1998
Trapp Road Commerce Center	Trapp Road Commerce Center II	Industrial	—	1,250	6,738	1,095	1,266	7,817	9,083	2,011	1998	1998

EARTH CITY, MISSOURI
Earth City	Rider Trail	Office	—	2,615	10,877	2,105	2,615	12,982	15,597	3,566	1987	1997
Earth City	3300 Pointe 70	Office	—	1,186	7,357	2,516	1,186	9,873	11,059	3,448	1989	1997
Earth City	Corporate Center, Earth City	Industrial	—	783	3,399	1,501	783	4,900	5,683	1,954	2000	2000
Earth City	Corporate Trail Distribution	Industrial	—	2,850	6,163	659	2,850	6,822	9,672	495	2005	2005

EAST POINTE, GEORGIA
Camp Creek	Camp Creek Bldg 1400	Office	5,211	561	2,839	821	563	3,658	4,221	854	1988	2001
Camp Creek	Camp Creek Bldg 1800	Office	4,124	462	2,612	228	464	2,838	3,302	514	1989	2001
Camp Creek	Camp Creek Bldg 2000	Office	3,322	395	2,292	46	397	2,336	2,733	425	1989	2001
Camp Creek	Camp Creek Bldg 2400	Industrial	3,050	296	1,675	427	298	2,100	2,398	435	1988	2001
Camp Creek	Camp Creek Bldg 2600	Industrial	3,393	364	2,086	172	366	2,256	2,622	423	1990	2001
Camp Creek	Clorox Company	Industrial	19,322	4,406	9,512	601	4,841	9,678	14,519	1,502	2003	2003
Camp Creek	Camp Creek Building 1200	Office	—	1,334	2,475	946	1,334	3,421	4,755	904	2004	2004
Camp Creek	3900 North Commerce	Industrial	5,321	1,059	2,967	—	1,059	2,967	4,026	331	2005	2005
Camp Creek	3909 North Commerce	Industrial	—	5,687	10,192	8,741	7,279	17,341	24,620	840	2005	2005
Camp Creek	Hartsfield Warehouse BTS	Industrial	11,930	2,065	7,076	64	2,065	7,140	9,205	455	2005	2005
Camp Creek	Camp Creek Building 1000	Office	—	1,537	2,459	1,103	1,537	3,562	5,099	385	2006	2006
Camp Creek	3000 Centre Parkway	Industrial	—	1,163	1,884	881	1,170	2,758	3,928	129	2007	2007

EVANSVILLE, INDIANA
St. Mary’s Heart Institute	St. Mary’s Heart Institute	Healthcare	—	—	20,946	1,298	—	22,244	22,244	898	2005	2007

FAIRFIELD, OHIO
Thunderbird Building 1	Thunderbird Building 1	Industrial	—	248	1,656	331	248	1,987	2,235	632	1991	1995

FISHERS, INDIANA
Exit 5	Exit 5 Building 1	Industrial	—	822	2,695	153	822	2,848	3,670	796	1999	1999
Exit 5	Exit 5 Building 2	Industrial	—	749	4,134	373	749	4,507	5,256	1,603	1999	1999

FRANKLIN, TENNESSEE
Aspen Grove Business Center	Aspen Grove Business Ctr I	Industrial	—	936	6,382	2,721	936	9,103	10,039	2,371	1996	1999
Aspen Grove Business Center	Aspen Grove Business Ctr II	Industrial	—	1,151	6,482	540	1,151	7,022	8,173	1,556	1996	1999
Aspen Grove Business Center	Aspen Grove Business Ctr III	Industrial	—	970	5,815	84	970	5,899	6,869	1,522	1998	1999
Aspen Grove Business Center	Aspen Grove Business Center IV	Industrial	—	492	2,416	20	492	2,436	2,928	443	2002	2002
Aspen Grove Business Center	Aspen Grove Business Ctr V	Industrial	—	943	5,172	1,452	943	6,624	7,567	1,587	1996	1999

Duke Realty Corporation Real Estate and Accumulated Depreciation December 31, 2007 (in thousands)	Schedule 3

		Building		Initial Cost		Cost Capitalized Subsequent to Development	Gross Book Value 12/31/07			Accumulated	Year	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total	Depreciation (1)	Constructed	Acquired
Aspen Grove Business Center	Aspen Grove Flex Center II	Industrial	—	240	1,289	373	240	1,662	1,902	144	1999	1999
Aspen Grove Business Center	Aspen Grove Office Center I	Office	—	950	6,247	2,449	950	8,696	9,646	1,974	1999	1999
Aspen Grove Business Center	Aspen Grove Flex Center I	Industrial	—	301	1,233	630	301	1,863	2,164	443	1999	1999
Aspen Grove Business Center	Aspen Grove Flex Center III	Industrial	—	327	1,697	846	327	2,543	2,870	789	2001	2001
Aspen Grove Business Center	Aspen Grove Flex Center IV	Industrial	—	205	861	205	205	1,066	1,271	164	2001	2001
Aspen Grove Business Center	Aspen Corporate Center 100	Office	—	723	3,451	94	723	3,545	4,268	718	2004	2004
Aspen Grove Business Center	Aspen Corporate Center 200	Office	—	1,306	1,870	1,341	1,306	3,211	4,517	344	2005	2005
Aspen Grove Business Center	Aspen Corporate Center 400	Office	—	1,833	2,621	461	1,833	3,082	4,915	90	2007	2007
Aspen Grove Business Center	Aspen Grove Office Center II	Office	—	2,320	8,177	3,661	2,320	11,838	14,158	518	2007	2007
Brentwood South Bus. Center	Brentwood South Bus Ctr IV	Industrial	—	569	2,435	901	569	3,336	3,905	673	1990	1999
Brentwood South Bus. Center	Brentwood South Bus Ctr V	Industrial	—	445	1,932	93	445	2,025	2,470	439	1990	1999
Brentwood South Bus. Center	Brentwood South Bus Ctr VI	Industrial	—	489	1,243	602	489	1,845	2,334	408	1990	1999

FRANKLIN PARK, ILLINOIS
O'Hare Distribution Center	O'Hare Distribution Ctr	Industrial	—	3,900	3,013	233	3,900	3,246	7,146	31	2007	2007

FRISCO, TEXAS
Duke Bridges	Duke Bridges III	Office	—	4,647	7,676	1,885	4,647	9,561	14,208	—	2007	2007

FT. WAYNE, INDIANA
Parkview Ambulatory Svcs - MOB	Parkview Ambulatory Svcs—MOB	Healthcare	—	937	10,974	526	937	11,500	12,437	75	2006	2007

GARDEN CITY, GEORGIA
Aviation Court	Aviation Court Land	Grounds	—	1,509	—	—	1,509	—	1,509	37	n/a	2006

GRAND PRAIRIE, TEXAS
Grand Lakes	Grand Lakes I	Industrial	—	8,106	13,069	316	8,040	13,451	21,491	1,149	2006	2006

GROVEPORT, OHIO
6600 Port Road	6600 Port Road	Industrial	—	2,725	23,261	1,422	2,850	24,558	27,408	6,819	1995	1997
Groveport Commerce Center	Groveport Commerce Center #437	Industrial	—	1,049	6,759	1,244	1,065	7,987	9,052	1,782	1999	1999
Groveport Commerce Center	Groveport Commerce Center #168	Industrial	—	510	3,755	1,060	510	4,815	5,325	1,389	1999	1999
Groveport Commerce Center	Groveport Commerce Center #345	Industrial	—	1,045	6,435	942	1,045	7,377	8,422	1,712	2000	2000
Groveport Commerce Center	Groveport Commerce Center #667	Industrial	—	4,420	14,231	356	4,420	14,587	19,007	2,300	2004	2004

HANAHAN, SOUTH CAROLINA
Charleston	916 Commerce Circle	Industrial	1,079	286	1,781	79	286	1,860	2,146	—	1999	2006

HAZELWOOD, MISSOURI
Hazelwood	Lindbergh Distribution Center	Industrial	—	8,200	10,305	1,064	8,200	11,369	19,569	154	2007	2007

HEBRON, KENTUCKY
Southpark, KY	Southpark Building 4	Industrial	—	779	3,353	156	779	3,509	4,288	1,225	1994	1994
Southpark, KY	CR Services	Industrial	—	1,085	4,214	1,410	1,085	5,624	6,709	1,922	1994	1994
Hebron Industrial Park	Hebron Building 1	Industrial	—	8,855	11,527	221	8,855	11,748	20,603	1,157	2006	2006
Hebron Industrial Park	Hebron Building 2	Industrial	—	6,790	9,039	380	6,791	9,418	16,209	81	2007	2007

HOPKINS, MINNESOTA
Cornerstone Business Center	Cornerstone Business Center	Industrial	4,563	1,469	8,402	497	1,543	8,825	10,368	2,375	1996	1997

HOUSTON, TEXAS
Cedar Crossing Business Park	Cedar Crossing	Industrial	12,615	6,098	9,776	—	6,098	9,776	15,874	—	2005	2007
Sam Houston Crossing	Sam Houston Crossing One	Office	—	4,016	8,535	135	4,052	8,634	12,686	—	2007	2007

HUTCHINS, TEXAS
Duke Intermodal Park	Duke Intermodal I	Industrial	—	5,290	9,641	1,091	5,290	10,732	16,022	1,399	2006	2006

INDEPENDENCE, OHIO
Corporate Plaza	Corporate Plaza I	Office	—	2,116	14,072	2,599	2,116	16,671	18,787	4,625	1989	1996
Corporate Plaza	Corporate Plaza II	Office	—	1,841	11,906	2,661	1,841	14,567	16,408	3,977	1991	1996
Freedom Square	Freedom Square I	Office	—	595	3,842	816	600	4,653	5,253	1,348	1980	1996
Freedom Square	Freedom Square II	Office	—	1,746	11,534	2,288	1,746	13,822	15,568	3,686	1987	1996
Freedom Square	Freedom Square III	Office	—	701	5,861	371	701	6,232	6,933	1,620	1997	1997
Oak Tree Place	Oak Tree Place	Office	—	703	4,555	844	703	5,399	6,102	1,339	1979	1997
Park Center Plaza	Park Center Plaza I	Office	—	2,193	12,607	991	2,193	13,598	15,791	3,953	1998	1998
Park Center Plaza	Park Center Plaza II	Office	—	2,190	13,353	918	2,190	14,271	16,461	4,194	1999	1999
Park Center Plaza	Park Center Plaza III	Office	—	2,190	11,545	2,605	2,190	14,150	16,340	3,327	2000	2000

Duke Realty Corporation	Schedule 3
Real Estate and Accumulated Depreciation
December 31, 2007
(in thousands)

Development	Name	Building Type	Encumbrances	Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/07			Accumulated Depreciation (1)	Year Constructed	Year Acquired
				Land	Buildings		Land/Land Imp	Bldgs/TI	Total
INDIANAPOLIS, INDIANA
Park 100	Park 465	Industrial	—	124	759	19	124	778	902	59	1983	2005
Franklin Road Business Park	Franklin Road Business Center	Industrial	—	594	9,280	1,354	594	10,634	11,228	3,789	1962	1995
6061 Guion Road	6061 Guion Rd	Industrial	—	274	1,798	194	274	1,992	2,266	664	1974	1995
Hillsdale	Hillsdale Technecenter 4	Industrial	—	366	5,007	1,295	366	6,302	6,668	2,248	1987	1993
Hillsdale	Hillsdale Technecenter 5	Industrial	—	251	2,933	1,107	251	4,040	4,291	1,371	1987	1993
Hillsdale	Hillsdale Technecenter 6	Industrial	—	315	2,962	1,925	315	4,887	5,202	1,692	1987	1993
Keystone Crossing	8555 N. River Road	Office	—	—	5,911	1,231	—	7,142	7,142	2,069	1985	1997
One North Capitol	One North Capitol	Office	—	1,439	9,276	1,416	1,439	10,692	12,131	2,671	1980	1998
8071 Township Line Road	8071 Township Line Road	Healthcare	—	—	2,319	561	—	2,880	2,880	17	1976	2007
Park 100	Park 100 Bldg 31	Industrial	—	64	378	20	64	398	462	28	1978	2005
Park 100	Park 100 Building 96	Industrial	—	1,414	13,804	113	1,667	13,664	15,331	4,535	1994	1995
Park 100	Park 100 Building 98	Industrial	—	273	8,217	2,170	273	10,387	10,660	3,874	1968	1994
Park 100	Park 100 Building 100	Industrial	—	103	2,073	663	103	2,736	2,839	915	1995	1995
Park 100	Park 100 Building 102	Office	—	182	1,118	68	182	1,186	1,368	89	1982	2005
Park 100	Park 100 Building 107	Industrial	—	99	1,698	370	99	2,068	2,167	656	1984	1995
Park 100	Park 100 Building 109	Industrial	—	240	1,802	350	246	2,146	2,392	1,103	1985	1986
Park 100	Park 100 Building 116	Office	—	341	3,166	367	348	3,526	3,874	1,742	1988	1988
Park 100	Park 100 Building 118	Office	—	226	2,198	791	230	2,985	3,215	1,093	1988	1993
Park 100	Park 100 Building 119	Office	—	388	3,667	1,394	500	4,949	5,449	2,265	1989	1993
Park 100	Park 100 Building 122	Industrial	—	284	3,695	1,017	290	4,706	4,996	1,748	1990	1993
Park 100	Park 100 Building 124	Office	—	227	2,496	418	227	2,914	3,141	403	1992	2002
Park 100	Park 100 Building 127	Industrial	—	96	1,654	454	96	2,108	2,204	682	1995	1995
Park 100	Park 100 Building 141	Industrial	—	1,120	3,305	93	1,120	3,398	4,518	472	2005	2005
Park 100	UPS Parking	Grounds	—	270	—	—	270	—	270	92	n/a	1997
Park 100	Norgate Ground Lease	Grounds	—	51	—	—	51	—	51	—	n/a	1995
Park 100	Zollman Ground Lease	Grounds	—	115	—	—	115	—	115	—	n/a	1994
Park 100	Bldg 111 Parking Lot	Grounds	—	196	—	—	196	—	196	62	n/a	1994
Park 100	Becton Dickinson Lot	Grounds	—	—	—	13	13	—	13	12	n/a	1993
Park 100	3.58 acres on Allison Avenue	Grounds	—	242	—	—	242	—	242	31	n/a	2000
Park 100	Hewlett-Packard Land Lease	Grounds	—	252	—	—	252	—	252	25	n/a	2003
Park 100	Park 100 Bldg 121 Land Lease	Grounds	—	5	—	—	5	—	5	—	n/a	2003
Park 100	Hewlett Packard Land Lse-62	Grounds	—	45	—	—	45	—	45	4	n/a	2003
Park 100	West 79th St. Parking Lot LL	Grounds	—	350	—	—	350	—	350	17	n/a	2006
Park Fletcher	Park Fletcher Building 33	Industrial	—	1,237	5,264	17	1,237	5,281	6,518	307	1997	2006
Park Fletcher	Park Fletcher Building 34	Industrial	—	1,331	5,636	193	1,331	5,829	7,160	351	1997	2006
Park Fletcher	Park Fletcher Building 35	Industrial	—	380	1,503	3	380	1,506	1,886	107	1997	2006
Park Fletcher	Park Fletcher Building 36	Industrial	—	476	2,355	27	476	2,382	2,858	131	1997	2006
Park Fletcher	Park Fletcher Building 37	Industrial	—	286	653	2	286	655	941	49	1998	2006
Park Fletcher	Park Fletcher Building 38	Industrial	—	1,428	5,957	49	1,428	6,006	7,434	326	1999	2006
Park Fletcher	Park Fletcher Building 39	Industrial	—	570	2,130	101	570	2,231	2,801	127	1999	2006
Park Fletcher	Park Fletcher Building 40	Industrial	—	761	3,363	111	761	3,474	4,235	183	1999	2006
Park Fletcher	Park Fletcher Building 41	Industrial	—	952	4,310	78	952	4,388	5,340	226	2001	2006
Park Fletcher	Park Fletcher Building 42	Industrial	—	2,095	8,301	13	2,095	8,314	10,409	(6)	2001	2006
Parkwood Crossing	One Parkwood Crossing	Office	—	1,018	10,007	1,110	1,028	11,107	12,135	3,642	1989	1995
Parkwood Crossing	Two Parkwood Crossing	Office	—	861	6,421	1,027	871	7,438	8,309	2,276	1996	1996
Parkwood Crossing	Three Parkwood Crossing	Office	—	1,377	8,583	749	1,387	9,322	10,709	3,007	1997	1997
Parkwood Crossing	Four Parkwood Crossing	Office	—	1,489	10,995	656	1,537	11,603	13,140	2,840	1998	1998
Parkwood Crossing	Five Parkwood Crossing	Office	—	1,485	11,703	702	1,528	12,362	13,890	3,185	1999	1999
Parkwood Crossing	Six Parkwood Crossing	Office	—	1,960	16,055	1,028	1,960	17,083	19,043	4,840	2000	2000
Parkwood Crossing	Eight Parkwood Crossing	Office	—	6,435	16,367	482	6,435	16,849	23,284	3,603	2002	2002
Parkwood Crossing	Nine Parkwood Crossing	Office	—	6,046	15,991	841	6,047	16,831	22,878	1,837	2005	2005
Parkwood West	One West	Office	—	5,361	16,182	898	5,361	17,080	22,441	173	2007	2007
River Road—Indianapolis	River Road Building I	Office	—	856	7,725	1,750	856	9,475	10,331	3,544	1997	1997
Woodland Corporate Park	Woodland Corporate Park I	Office	—	290	4,338	700	320	5,008	5,328	1,966	1998	1998
Woodland Corporate Park	Woodland Corporate Park II	Office	—	271	3,543	855	297	4,372	4,669	1,323	1999	1999
Woodland Corporate Park	Woodland Corporate Park III	Office	—	1,227	4,135	242	1,227	4,377	5,604	1,193	1999	2000
Woodland Corporate Park	Woodland Corporate Park IV	Office	—	715	7,245	528	715	7,773	8,488	2,426	2000	2000
Woodland Corporate Park	Woodland Corporate Park V	Office	—	768	10,015	36	768	10,051	10,819	1,800	2002	2002

IRVING, TEXAS
International Commerce Park	DFW Airport I	Industrial	—	3,612	9,160	4,028	3,612	13,188	16,800	—	2007	2007

LAKE FOREST, ILLINOIS
Bradley Business Center	13825 West Laurel Drive	Industrial	—	750	1,874	906	750	2,780	3,530	1,129	1978	1999
Conway Park	One Conway Park	Office	—	1,901	17,612	2,591	1,901	20,203	22,104	5,284	1989	1998

Duke Realty Corporation	Schedule 3
Real Estate and Accumulated Depreciation
December 31, 2007
(in thousands)

	Name	Building Type	Encumbrances	Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/07			Accumulated Depreciation (1)	Year Constructed	Year Acquired
Development				Land	Buildings		Land/Land Imp	Bldgs/TI	Total
LAKE MARY, FLORIDA
Northpoint	Northpoint Center I	Office	—	1,087	10,487	1,464	1,087	11,951	13,038	2,612	1998	2001
Northpoint	Northpoint Center II	Office	—	1,202	9,238	916	1,202	10,154	11,356	1,988	1999	2001
Northpoint	Northpoint III	Office	—	1,552	10,252	198	1,552	10,450	12,002	2,818	2001	2001
Northpoint	Northpoint IV	Office	—	1,605	8,273	4,703	1,605	12,976	14,581	2,182	2002	2002

LAWRENCEVILLE, GEORGIA
Hillside at Huntcrest	Huntcrest I	Office	—	1,193	10,829	286	1,193	11,115	12,308	2,618	2000	2001
Hillside at Huntcrest	Huntcrest II	Office	—	927	9,559	1,010	927	10,569	11,496	1,657	2000	2001
Hillside at Huntcrest	Huntcrest III	Office	—	1,358	12,817	348	1,358	13,165	14,523	2,733	2001	2002
Hillside at Huntcrest	Huntcrest IV	Office	—	1,295	5,742	332	1,306	6,063	7,369	766	2003	2003
Other Northeast I85 Properties	Weyerhaeuser BTS	Industrial	9,290	3,974	3,101	21	3,982	3,114	7,096	786	2004	2004

LEBANON, INDIANA
Lebanon Business Park	Lebanon Building 4	Industrial	11,610	305	9,012	236	305	9,248	9,553	2,236	1997	1997
Lebanon Business Park	Lebanon Building 9	Industrial	10,614	554	6,871	770	554	7,641	8,195	1,806	1999	1999
Lebanon Business Park	Lebanon Building 12	Industrial	24,610	5,163	13,207	394	5,163	13,601	18,764	2,731	2002	2002
Lebanon Business Park	Lebanon Building 13	Industrial	9,365	561	6,579	83	1,901	5,322	7,223	1,262	2003	2003
Lebanon Business Park	Lebanon Building 14	Industrial	19,431	2,813	12,056	601	2,813	12,657	15,470	1,418	2004	2004

LEBANON, TENNESSEE
Park 840 Logistics Center	Pk 840 Logistics Cnt. Bldg 653	Industrial	—	6,776	11,125	1,090	6,776	12,215	18,991	733	2006	2006

LISLE, ILLINOIS
Corporate Lakes Business Park	2275 Cabot Drive	Office	—	3,355	7,008	6	3,355	7,014	10,369	901	1996	2004

MARYLAND HEIGHTS, MISSOURI
Riverport Business Park	Riverport Tower	Office	—	3,549	29,254	8,249	3,954	37,098	41,052	10,929	1991	1997
Riverport Business Park	Riverport Distribution	Industrial	—	242	2,230	1,043	242	3,273	3,515	736	1990	1997
Riverport Business Park	Express Scripts Service Center	Industrial	—	1,197	8,755	427	1,197	9,182	10,379	2,570	1992	1997
Riverport Business Park	Express Scripts HQ	Office	—	2,285	8,988	295	2,285	9,283	11,568	2,036	1999	1999
Riverport Business Park	Riverport 1	Industrial	—	900	2,849	372	900	3,221	4,121	937	1999	1999
Riverport Business Park	Riverport 2	Industrial	—	1,238	4,161	80	1,238	4,241	5,479	1,091	2000	2000
Riverport Business Park	Riverport 3	Industrial	—	1,269	3,804	2,171	1,269	5,975	7,244	2,270	2001	2001
Riverport Business Park	Riverport IV	Industrial	—	1,864	3,362	1,353	1,864	4,715	6,579	169	2007	2007

MASON, OHIO
Deerfield Crossing	Deerfield Crossing Building 1	Office	—	1,493	12,046	853	1,493	12,899	14,392	3,285	1999	1999
Deerfield Crossing	Deerfield Crossing Building 2	Office	—	1,069	13,478	491	1,069	13,969	15,038	4,335	2001	2001
Governors Pointe	Governor’s Pointe 4770	Office	—	586	7,870	818	596	8,678	9,274	3,996	1986	1993
Governors Pointe	Governor’s Pointe 4705	Office	—	719	6,100	3,688	987	9,520	10,507	3,471	1988	1993
Governors Pointe	Governor’s Pointe 4605	Office	—	630	17,632	3,526	909	20,879	21,788	7,277	1990	1993
Governors Pointe	Governor’s Pointe 4660	Office	—	385	4,298	279	529	4,433	4,962	1,382	1997	1997
Governors Pointe	Governor’s Pointe 4680	Office	—	1,115	7,283	1,041	1,115	8,324	9,439	2,418	1998	1998
Governors Pointe Retail	Bigg’s Supercenter	Retail	—	2,107	9,927	430	4,227	8,237	12,464	3,429	1996	1996
Governors Pointe Retail	Lowes	Retail	—	3,750	6,502	623	3,750	7,125	10,875	3,190	1997	1997

MCDONOUGH, GEORGIA
Liberty Distribution Center	120 Declaration Drive	Industrial	—	615	8,522	282	615	8,804	9,419	1,954	1997	1999
Liberty Distribution Center	250 Declaration Drive	Industrial	22,292	2,273	13,225	2,278	2,312	15,464	17,776	2,757	2001	2001

MENDOTA HEIGHTS, MINNESOTA
Enterprise Industrial Center	Enterprise Industrial Center	Industrial	1,138	864	5,027	579	888	5,582	6,470	1,502	1979	1997

MIAMISBURG, OHIO
Kettering Sycamore POB	Kettering Sycamore POB	Healthcare	—	203	12,501	459	203	12,960	13,163	—	2007	2007

MONROE, OHIO
Monroe Business Center	Monroe Business Center Bldg. 1	Industrial	—	660	5,082	354	660	5,436	6,096	1,511	1992	1999

MOREHEAD CITY, NC
Industrial Development	NC State Ports Authority	Industrial	—	—	11,653	1,693	—	13,346	13,346	—	2007	2007

Duke Realty Corporation												Schedule 3
Real Estate and Accumulated Depreciation
December 31, 2007
(in thousands)
						Cost Capitalized Subsequent to Development or Acquisition

		Building Type		Initial Cost			Gross Book Value 12/31/07			Accumulated Depreciation (1)	Year Constructed	Year Acquired
Development	Name		Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total
MORRISVILLE, NORTH CAROLINA
Perimeter Park	507 Airport Blvd	Industrial	—	1,327	8,273	1,510	1,351	9,759	11,110	2,424	1993	1999
Perimeter Park	5151 McCrimmon Pkwy	Office	—	1,318	7,832	1,926	1,342	9,734	11,076	1,934	1995	1999
Perimeter Park	2600 Perimeter Park Dr	Industrial	—	975	5,210	613	991	5,807	6,798	1,217	1997	1999
Perimeter Park	5150 McCrimmon Pkwy	Industrial	—	1,739	12,207	819	1,773	12,992	14,765	2,782	1998	1999
Perimeter Park	2400 Perimeter Park Dr.	Office	—	760	5,776	1,159	778	6,917	7,695	1,676	1999	1999
Perimeter Park	3000 Perimeter Park Dr (Met 1)	Industrial	554	482	2,891	1,160	491	4,042	4,533	1,036	1989	1999
Perimeter Park	2900 Perimeter Park Dr (Met 2)	Industrial	407	235	1,942	1,108	264	3,021	3,285	663	1990	1999
Perimeter Park	2800 Perimeter Park Dr (Met 3)	Industrial	762	777	4,826	599	811	5,391	6,202	1,235	1992	1999
Perimeter Park	1100 Perimeter Park Drive	Industrial	—	777	5,950	932	794	6,865	7,659	1,618	1990	1999
Perimeter Park	1400 Perimeter Park Drive	Office	—	666	4,561	1,214	900	5,541	6,441	1,490	1991	1999
Perimeter Park	1500 Perimeter Park Drive	Office	—	1,148	10,262	404	1,177	10,637	11,814	2,337	1996	1999
Perimeter Park	1600 Perimeter Park Drive	Office	—	1,463	9,964	2,101	1,513	12,015	13,528	2,859	1994	1999
Perimeter Park	1800 Perimeter Park Drive	Office	—	907	5,649	1,067	993	6,630	7,623	1,554	1994	1999
Perimeter Park	2000 Perimeter Park Drive	Office	—	788	5,738	897	842	6,581	7,423	1,909	1997	1999
Perimeter Park	1700 Perimeter Center West	Office	—	1,230	10,765	2,779	1,260	13,514	14,774	3,018	1997	1999
Perimeter Park	3900 N. Paramount Parkway	Office	—	540	13,270	256	574	13,492	14,066	2,901	1998	1999
Perimeter Park	3900 S. Paramount Pkwy	Office	—	1,575	12,152	1,483	1,612	13,598	15,210	3,918	2000	1999
Perimeter Park	5200 East Paramount	Office	—	1,748	17,388	1,010	1,797	18,349	20,146	5,681	1999	1999
Perimeter Park	3500 Paramount Pkwy	Office	—	755	12,948	137	755	13,085	13,840	4,333	1999	2000
Perimeter Park	2700 Perimeter Park	Industrial	—	662	2,794	1,732	662	4,526	5,188	1,379	2001	2001
Perimeter Park	5200 West Paramount	Office	—	1,831	12,608	1,083	1,831	13,691	15,522	2,954	2000	2001
Perimeter Park	2450 Perimeter Park	Office	—	669	2,894	25	669	2,919	3,588	789	2001	2001
Perimeter Park	3800 Paramount Parkway	Office	—	2,657	7,329	3,052	2,657	10,381	13,038	660	2006	2006
Perimeter Park	Lenovo BTS I	Office	—	1,439	16,961	1,503	1,439	18,464	19,903	932	2006	2006
Perimeter Park	Lenovo BTS II	Office	—	1,725	16,809	1,984	1,725	18,793	20,518	801	2007	2007
Perimeter Park	Perimeter One	Office	—	5,880	14,421	833	5,880	15,254	21,134	112	2007	2007
Woodlake Center	100 Innovation Avenue (Woodlk)	Industrial	—	633	3,748	634	633	4,382	5,015	859	1994	1999
Woodlake Center	101 Innovation Ave(Woodlk III)	Industrial	—	615	4,095	148	615	4,243	4,858	957	1997	1999
Woodlake Center	200 Innovation Drive	Industrial	—	357	4,489	60	357	4,549	4,906	1,271	1999	1999
Woodlake Center	501 Innovation Ave.	Industrial	—	640	5,632	176	640	5,808	6,448	1,140	1999	1999
Woodlake Center	1000 Innovation (Woodlk 6)	Industrial	—	514	2,927	88	514	3,015	3,529	436	1996	2002
Woodlake Center	1200 Innovation (Woodlk 7)	Industrial	—	740	5,936	98	740	6,034	6,774	1,958	1996	2002
Woodlake Center	Woodlake VIII	Industrial	—	908	1,517	339	908	1,856	2,764	441	2003	2003

NAPERVILLE, ILLINOIS
Meridian Business Campus	1835 Jefferson	Industrial	—	3,180	7,959	5	3,184	7,960	11,144	956	2003	2003

NASHVILLE, TENNESSEE
Airpark East	Airpark East-800 Commerce Dr.	Industrial	—	1,564	2,943	732	1,564	3,675	5,239	696	2001	2002
Lakeview Place	Three Lakeview	Office	—	2,126	11,737	2,869	2,126	14,606	16,732	3,143	1999	1999
Lakeview Place	One Lakeview Place	Office	—	2,046	11,147	1,837	2,123	12,907	15,030	3,140	1986	1998
Lakeview Place	Two Lakeview Place	Office	—	2,046	11,712	1,954	2,046	13,666	15,712	3,374	1988	1998
Riverview Business Center	Riverview Office Building	Office	—	847	5,892	1,456	847	7,348	8,195	1,731	1983	1999
Nashville Business Center	Nashville Business Center I	Industrial	—	936	6,031	656	936	6,687	7,623	1,397	1997	1999
Nashville Business Center	Nashville Business Center II	Industrial	—	5,659	10,206	840	5,659	11,046	16,705	1,074	2005	2005

NEW ALBANY, OHIO
New Albany	6525 West Campus Oval	Office	—	842	3,607	2,245	881	5,813	6,694	1,072	1999	1999

NILES, ILLINOIS
Howard 220	Howard 220	Industrial	—	4,920	3,669	138	4,920	3,807	8,727	306	1950	2004

NORCROSS, GEORGIA
Gwinnett Park	1835 Shackleford Court	Office	—	29	6,052	1,012	29	7,064	7,093	1,708	1990	1999
Gwinnett Park	1854 Shackelford Court	Office	—	52	9,790	1,331	52	11,121	11,173	2,524	1985	1999
Gwinnett Park	4275 Shackleford Road	Office	—	8	2,027	548	12	2,571	2,583	693	1985	1999

NORFOLK, VIRGINIA
Norfolk Industrial Park	1400 Sewells Point Road	Industrial	3,131	1,463	5,723	—	1,463	5,723	7,186	—	1983	2007

NORTHLAKE, ILLINOIS
Northlake 1 Park	Northlake I	Industrial	—	5,721	10,579	624	5,721	11,203	16,924	1,863	2002	2002
Northlake Distribution Park	Northlake III - Grand Whse.	Industrial	—	5,382	5,708	230	5,382	5,938	11,320	368	2006	2006

NORTH OLMSTED, OHIO
Great Northern Corporate Ctr.	Great Northern Corp Center I	Office	—	1,048	6,779	1,697	1,040	8,484	9,524	2,373	1985	1996
Great Northern Corporate Ctr.	Great Northern Corp Center II	Office	—	1,048	6,742	1,750	1,048	8,492	9,540	2,264	1987	1996
Great Northern Corporate Ctr.	Great Northern Corp Center III	Office	—	604	4,952	605	604	5,557	6,161	1,244	1999	1999

Duke Realty Corporation Real Estate and Accumulated Depreciation December 31, 2007 (in thousands)	Schedule 3

		Building		Initial Cost		Cost Capitalized Subsequent to Development	Gross Book Value 12/31/07			Accumulated	Year	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total	Depreciation (1)	Constructed	Acquired
OAK BROOK, ILLINOIS
2000 York Road	2000 York Road	Office	10,422	2,625	15,831	15	2,625	15,846	18,471	5,421	1960	2005

ORLANDO, FLORIDA
Liberty Park at Southcenter	Southcenter I-Brede/Allied BTS	Industrial	—	3,094	3,867	—	3,094	3,867	6,961	877	2002	2002
Parksouth Distribution Center	Parksouth Dist. Ctr-Bldg B	Industrial	—	565	4,893	431	570	5,319	5,889	1,264	1996	1999
Parksouth Distribution Center	Parksouth Dist. Ctr-Bldg A	Industrial	—	493	4,521	234	498	4,750	5,248	1,052	1997	1999
Parksouth Distribution Center	Parksouth Dist. Ctr-Bldg D	Industrial	—	593	4,131	287	597	4,414	5,011	928	1998	1999
Parksouth Distribution Center	Parksouth Dist. Ctr-Bldg E	Industrial	—	649	4,549	344	653	4,889	5,542	1,098	1997	1999
Parksouth Distribution Center	Parksouth Dist. Ctr-Bldg F	Industrial	—	1,030	5,232	1,104	1,035	6,331	7,366	1,629	1999	1999
Parksouth Distribution Center	Parksouth Dist. Ctr-Bldg H	Industrial	—	725	3,310	125	730	3,430	4,160	742	2000	2000
Parksouth Distribution Center	Parksouth Dist. Ctr-Bldg C	Industrial	—	598	1,769	1,273	674	2,966	3,640	481	2000	2000
Parksouth Distribution Center	Parksouth-Benjamin Moore BTS	Industrial	—	708	2,070	10	1,115	1,673	2,788	347	2003	2003
Crossroads Business Park	Crossroads Business Center VII	Industrial	—	2,803	5,891	3,184	2,803	9,075	11,878	600	2006	2006
Crossroads Business Park	Crossroads VIII	Industrial	—	2,701	4,817	303	2,701	5,120	7,821	70	2007	2007
Park 27 Distribution Center	Park 27 Distribution Center II	Industrial	—	4,374	8,218	235	4,374	8,453	12,827	92	2007	2007

OTSEGO, MINNESOTA
Gateway North Business Center	Gateway North 1	Industrial	—	2,243	3,959	4	2,243	3,963	6,206	49	2007	2007

PARK RIDGE, ILLINOIS
O'Hare Corporate Centre	O'Hare Corporate Centre	Office	—	1,476	8,816	787	1,476	9,603	11,079	1,279	1985	2003

PHOENIX, ARIZONA
Buckeye Logistics Center	Buckeye Logistics Center	Industrial	—	7,421	26,329	212	7,424	26,538	33,962	—	2007	2007

PLAINFIELD, ILLINOIS
Edward Plainfield MOB I	Edward Plainfield MOB I	Healthcare	—	—	9,483	706	—	10,189	10,189	480	2005	2007

PLAINFIELD, INDIANA
Plainfield Business Park	Plainfield Building 1	Industrial	17,026	1,104	11,151	425	1,104	11,576	12,680	2,354	2000	2000
Plainfield Business Park	Plainfield Building 2	Industrial	17,657	1,387	9,437	2,806	2,603	11,027	13,630	2,762	2000	2000
Plainfield Business Park	Plainfield Building 3	Industrial	17,424	2,016	9,239	2,303	2,016	11,542	13,558	1,306	2002	2002
Plainfield Business Park	Plainfield Building 5	Industrial	13,114	2,726	7,284	212	2,726	7,496	10,222	1,115	2004	2004
Plainfield Business Park	Plainfield Building 8	Industrial	21,693	4,527	11,928	859	4,527	12,787	17,314	815	2006	2006

PLANO, TEXAS
5556 & 5560 Tennyson Parkway	5560 Tennyson Parkway	Office	—	1,527	5,831	724	1,527	6,555	8,082	1,615	1997	1999
5556 & 5560 Tennyson Parkway	5556 Tennyson Parkway	Office	—	1,181	11,154	205	1,181	11,359	12,540	3,119	1999	1999

PLYMOUTH, MINNESOTA
Medicine Lake Indust Ctr	Medicine Lake Indus. Center	Industrial	1,968	1,145	5,977	1,362	1,145	7,339	8,484	1,789	1970	1997

PORT WENTWORTH, GEORGIA
Grange Road	318 Grange Road	Industrial	2,824	957	4,816	1	957	4,817	5,774	351	2001	2006
Grange Road	246 Grange Road	Industrial	6,197	1,191	8,294	7	1,191	8,301	9,492	525	2006	2006
Crossroads (Savannah)	100 Ocean Link Way-Godley Rd	Industrial	11,102	2,306	13,389	30	2,336	13,389	15,725	646	2006	2006

RALEIGH, NORTH CAROLINA
Brook Forest	Brook Forest I	Office	—	1,242	5,248	541	1,242	5,789	7,031	1,502	2000	2000
Centerview	Centerview 5540	Office	—	773	6,243	1,462	773	7,705	8,478	1,222	1986	2003
Centerview	Centerview 5565	Office	—	513	4,807	691	513	5,498	6,011	783	1999	2003
Crabtree Overlook	Crabtree Overlook	Office	—	2,164	20,253	135	2,164	20,388	22,552	6,054	2000	2000
Interchange Plaza	801 Jones Franklin Rd	Office	—	1,351	7,753	934	1,351	8,687	10,038	2,036	1995	1999
Interchange Plaza	5520 Capital Ctr Dr (Intrch I)	Office	—	842	4,395	531	842	4,926	5,768	1,432	1993	1999
Walnut Creek	Walnut Creek Business Park #1	Industrial	—	419	2,294	582	442	2,853	3,295	649	2001	2001
Walnut Creek	Walnut Creek Business Park #2	Industrial	—	456	3,529	287	487	3,785	4,272	1,106	2001	2001
Walnut Creek	Walnut Creek Business Park #3	Industrial	—	679	3,966	1,251	719	5,177	5,896	1,197	2001	2001
Walnut Creek	Walnut Creek IV	Industrial	—	2,038	2,152	514	2,083	2,621	4,704	597	2004	2004

ROMEOVILLE, ILLINOIS
Crossroads Business Park	Chapco Carton Company	Industrial	—	917	4,537	49	917	4,586	5,503	696	1999	2002
Park 55	Park 55 Bldg. 1	Industrial	—	6,433	8,997	944	6,433	9,941	16,374	1,680	2004	2004

ROSEMONT, ILLINOIS
O'Hare International Ctr	O'Hare International Ctr I	Office	—	7,700	33,263	386	7,700	33,649	41,349	6,332	1984	2005
O'Hare International Ctr	O'Hare International Ctr II	Office	—	8,103	31,997	2,675	8,103	34,672	42,775	5,440	1987	2005

Duke Realty Corporation Real Estate and Accumulated Depreciation December 31, 2007 (in thousands)	Schedule 3

Development	Name	Building Type	Encumbrances	Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/07			Accumulated Depreciation (1)	Year Constructed	Year Acquired
				Land	Buildings		Land/Land Imp	Bldgs/TI	Total
Riverway	Riverway East	Office	—	13,664	34,542	1,477	13,664	36,019	49,683	7,300	1987	2005
Riverway	Riverway West	Office	—	3,294	39,676	3,499	3,294	43,175	46,469	5,567	1989	2005
Riverway	Riverway Central	Office	—	4,229	68,293	2,311	4,229	70,604	74,833	8,727	1989	2005
Riverway	Riverway Retail	Retail	—	189	—	3	189	3	192	45	1987	2005
Riverway	Riverway MW II (Ground Lease)	Grounds	—	586	—	—	586	—	586	—	n/a	2007

SAVANNAH, GEORGIA
Gulfstream Road	198 Gulfstream	Industrial	6,280	549	4,255	—	549	4,255	4,804	323	1997	2006
Gulfstream Road	194 Gulfstream	Industrial	978	412	2,816	20	412	2,836	3,248	212	1998	2006
Gulfstream Road	190 Gulfstream	Industrial	2,172	689	4,916	—	689	4,916	5,605	355	1999	2006
Grange Road	250 Grange Road	Industrial	4,644	928	8,648	7	928	8,655	9,583	555	2002	2006
Grange Road	248 Grange Road	Industrial	1,980	664	3,496	8	664	3,504	4,168	230	2002	2006
SPA Park	80 Coleman Blvd.	Industrial	2,074	782	2,962	—	782	2,962	3,744	160	2002	2006
Crossroads (Savannah)	163 Portside Court	Industrial	21,417	8,433	8,366	1	8,433	8,367	16,800	945	2004	2006
Crossroads (Savannah)	151 Portside Court	Industrial	3,765	966	7,155	—	966	7,155	8,121	341	2003	2006
Crossroads (Savannah)	175 Portside Court	Industrial	13,892	4,300	15,696	—	4,300	15,696	19,996	1,179	2005	2006
Crossroads (Savannah)	150 Portside Court	Industrial	10,603	3,071	23,001	704	3,071	23,705	26,776	1,581	2001	2006
Crossroads (Savannah)	235 Jimmy Deloach Parkway	Industrial	3,862	1,074	8,442	—	1,074	8,442	9,516	517	2001	2006
Crossroads (Savannah)	239 Jimmy Deloach Parkway	Industrial	3,337	1,074	7,141	—	1,074	7,141	8,215	441	2001	2006
Crossroads (Savannah)	246 Jimmy Deloach Parkway	Industrial	3,766	992	5,383	14	992	5,397	6,389	337	2006	2006
Crossroads (Savannah)	276 Jimmy Deloach Parkway	Grounds	—	2,266	—	—	2,266	—	2,266	84	n/a	2006

SEVEN HILLS, OHIO
Rock Run Business Campus	Rock Run North	Office	—	837	5,429	664	960	5,970	6,930	1,847	1984	1996
Rock Run Business Campus	Rock Run Center	Office	—	1,046	6,898	758	1,169	7,533	8,702	2,400	1985	1996

SHARONVILLE, OHIO
Mosteller Distribution Center	Mosteller Distribution Ctr. I	Industrial	—	1,275	5,294	3,534	1,275	8,828	10,103	2,618	1957	1996
Mosteller Distribution Center	Mosteller Distribution Ctr. II	Industrial	—	828	4,723	1,577	828	6,300	7,128	2,413	1997	1997

ST. LOUIS PARK, MINNESOTA
The West End	1600 Tower	Office	—	2,321	29,136	4,686	2,321	33,822	36,143	8,348	2000	2000
The West End	MoneyGram Tower	Office	—	3,039	35,487	6,151	3,091	41,586	44,677	8,927	1987	1999
Minneapolis	Chilies Ground Lease	Grounds	—	921	—	69	990	—	990	5	n/a	1998
Minneapolis	Olive Garden Ground Lease	Grounds	—	921	—	—	921	—	921	—	n/a	1998

ST. LOUIS, MISSOURI
Lakeside Crossing	Lakeside Crossing Building One	Industrial	—	596	2,078	637	596	2,715	3,311	800	2001	2001
Lakeside Crossing	Lakeside Crossing Building II	Industrial	—	1,122	2,227	—	1,121	2,228	3,349	1,007	2002	2002
Lakeside Crossing	Lakeside Crossing Building III	Industrial	—	1,905	4,305	650	1,905	4,955	6,860	1,101	2001	2001
Lakeside Crossing	Lakeside Crossing V	Office	—	860	1,928	—	860	1,928	2,788	776	2003	2003
Lakeside Crossing	Lakeside Crossing Building VI	Industrial	—	1,079	2,125	2,388	1,512	4,080	5,592	1,053	2002	2002
Laumeier Office Park	Laumeier I	Office	—	1,384	8,869	2,271	1,384	11,140	12,524	3,825	1987	1995
Laumeier Office Park	Laumeier II	Office	—	1,421	9,440	1,565	1,421	11,005	12,426	3,855	1988	1995
Laumeier Office Park	Laumeier IV	Office	—	1,029	6,728	1,455	1,029	8,183	9,212	2,107	1987	1998
Maryville Center	500-510 Maryville Centre	Office	—	3,402	24,533	3,915	3,402	28,448	31,850	7,537	1984	1997
Maryville Center	530 Maryville Centre	Office	—	2,219	15,231	2,381	2,219	17,612	19,831	5,023	1990	1997
Maryville Center	550 Maryville Centre	Office	—	1,996	12,516	2,261	1,996	14,777	16,773	3,730	1988	1997
Maryville Center	635-645 Maryville Centre	Office	—	3,048	18,166	2,372	3,048	20,538	23,586	5,550	1987	1997
Maryville Center	655 Maryville Centre	Office	—	1,860	13,258	2,320	1,860	15,578	17,438	3,864	1994	1997
Maryville Center	540 Maryville Centre	Office	—	2,219	14,455	1,736	2,219	16,191	18,410	4,503	1990	1997
Maryville Center	520 Maryville Centre	Office	—	2,404	14,520	1,121	2,404	15,641	18,045	3,751	1998	1998
Maryville Center	700 Maryville Centre	Office	—	4,556	28,599	397	4,556	28,996	33,552	7,789	1999	1999
Maryville Center	533 Maryville Centre	Office	—	3,230	16,746	283	3,230	17,029	20,259	4,342	2000	2000
Maryville Center	555 Maryville Centre	Office	—	3,226	15,978	1,901	3,226	17,879	21,105	3,965	2000	2000
Maryville Center	625 Maryville Centre	Office	2,109	2,509	11,229	282	2,509	11,511	14,020	2,343	1996	2002
West Port Place	Westport Center I	Industrial	—	1,707	5,329	887	1,707	6,216	7,923	1,959	1998	1998
West Port Place	Westport Center II	Industrial	—	914	2,000	257	914	2,257	3,171	740	1998	1998
West Port Place	Westport Center III	Industrial	—	1,206	2,651	523	1,206	3,174	4,380	902	1998	1998
West Port Place	Westport Center IV	Industrial	—	1,440	4,860	58	1,440	4,918	6,358	1,142	2000	2000
West Port Place	Westport Center V	Industrial	—	493	1,274	52	493	1,326	1,819	316	1999	1999
West Port Place	Westport Place	Office	—	1,990	5,478	2,069	1,990	7,547	9,537	1,837	1999	1999
Westmark	Westmark	Office	—	1,497	10,012	2,234	1,684	12,059	13,743	4,371	1987	1995
Westview Place	Westview Place	Office	—	669	8,295	3,482	669	11,777	12,446	3,767	1988	1995
Woodsmill Commons	Woodsmill Commons II (400)	Office	—	1,718	7,896	51	1,718	7,947	9,665	1,196	1985	2003
Woodsmill Commons	Woodsmill Commons I (424)	Office	—	1,836	7,779	598	1,836	8,377	10,213	1,307	1985	2003

Duke Realty Corporation	Schedule 3
Real Estate and Accumulated Depreciation
December 31, 2007
(in thousands)

Development	Name	Building Type	Encumbrances	Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/07			Accumulated Depreciation (1)	Year Constructed	Year Acquired
				Land	Buildings		Land/Land Imp	Bldgs/TI	Total
STERLING, VIRGINIA
TransDulles Centre	22800 Davis Drive	Office	—	2,550	11,250	—	2,550	11,250	13,800	648	1989	2006
TransDulles Centre	22714 Glenn Drive	Industrial	—	3,973	4,422	128	3,973	4,550	8,523	—	2007	2007

SUFFOLK, VIRGINIA
Northgate Commerce Park	101 Industrial Drive, Bldg. A	Industrial	—	1,558	8,231	—	1,558	8,231	9,789	—	2007	2007
Northgate Commerce Park	155 Industrial Drive, Bldg. B	Industrial	—	1,558	8,231	—	1,558	8,231	9,789	—	2007	2007

SUMMIT, NEW JERSEY
Medical Arts Center II	Medical Arts Center II	Healthcare	—	—	13,096	1,054	—	14,150	14,150	—	2006	2007

SUMNER, WASHINGTON
Sumner Transit	Sumner Transit	Industrial	18,519	17,385	6,100	—	17,385	6,100	23,485	—	2005	2007

SUNRISE, FLORIDA
Sawgrass	Sawgrass - Building B	Office	—	1,211	5,176	1,253	1,211	6,429	7,640	1,504	1999	2001
Sawgrass	Sawgrass - Building A	Office	—	1,147	4,544	63	1,147	4,607	5,754	1,214	2000	2001
Sawgrass	Sawgrass Pointe	Office	—	3,484	21,827	5,804	3,484	27,631	31,115	5,473	2001	2001

TAMPA, FLORIDA
Fairfield Distribution Center	Fairfield Distribution Ctr I	Industrial	—	483	2,626	94	487	2,716	3,203	589	1998	1999
Fairfield Distribution Center	Fairfield Distribution Ctr II	Industrial	—	530	4,900	70	534	4,966	5,500	1,066	1998	1999
Fairfield Distribution Center	Fairfield Distribution Ctr III	Industrial	—	334	2,771	98	338	2,865	3,203	610	1999	1999
Fairfield Distribution Center	Fairfield Distribution Ctr IV	Industrial	—	600	1,958	1,089	604	3,043	3,647	755	1999	1999
Fairfield Distribution Center	Fairfield Distribution Ctr V	Industrial	—	488	2,796	213	488	3,009	3,497	669	2000	2000
Fairfield Distribution Center	Fairfield Distribution Ctr VI	Industrial	—	555	4,153	487	555	4,640	5,195	1,070	2001	2001
Fairfield Distribution Center	Fairfield Distribution Ctr VII	Industrial	—	394	2,618	778	394	3,396	3,790	1,018	2001	2001
Fairfield Distribution Center	Fairfield VIII	Industrial	—	1,082	3,326	—	1,082	3,326	4,408	979	2004	2004
Eagle Creek Business Center	Eagle Creek Business Ctr. I	Industrial	—	3,705	3,187	1,043	3,705	4,230	7,935	431	2006	2006
Eagle Creek Business Center	Eagle Creek Business Ctr. II	Industrial	—	2,354	2,272	960	2,354	3,232	5,586	179	2007	2007
Eagle Creek Business Center	Eagle Creek Business Ctr. III	Industrial	—	2,332	2,237	501	2,332	2,738	5,070	138	2007	2007
Highland Oaks	Highland Oaks I	Office	—	1,525	12,720	937	1,525	13,657	15,182	3,236	1999	1999
Highland Oaks	Highland Oaks II	Office	—	1,605	10,991	3,218	1,605	14,209	15,814	3,623	1999	1999
Highland Oaks	Highland Oaks III	Office	—	2,882	8,871	288	2,522	9,519	12,041	312	2007	2007
Highland Oaks	Highland Oaks V	Office	—	2,412	6,524	961	2,412	7,485	9,897	317	2007	2007

TITUSVILLE, FLORIDA
Retail Development	Crossroads Marketplace	Retail	—	12,678	6,314	503	12,021	7,474	19,495	—	2007	2007

WEST CHESTER, OHIO
Centre Pointe Office Park	Centre Pointe I	Office	—	2,501	9,552	313	2,501	9,865	12,366	2,101	2000	2004
Centre Pointe Office Park	Centre Pointe II	Office	—	2,056	10,063	286	2,056	10,349	12,405	2,109	2001	2004
Centre Pointe Office Park	Centre Pointe III	Office	—	2,048	10,309	461	2,048	10,770	12,818	2,352	2002	2004
Centre Pointe Office Park	Centre Pointe IV	Office	—	2,013	9,017	1,540	2,932	9,638	12,570	939	2005	2005
Centre Pointe Office Park	Centre Pointe V	Office	—	2,557	13,982	98	2,611	14,026	16,637	—	2007	2007
World Park at Union Centre	World Park at Union Centre 10	Industrial	—	2,150	7,885	587	2,151	8,471	10,622	543	2005	2005
World Park at Union Centre	World Park at Union Centre 11	Industrial	—	2,592	6,936	13	2,592	6,949	9,541	1,247	2004	2004

WESTMONT, ILLINOIS
Oakmont Corporate Center	Oakmont Tech Center	Office	—	1,501	8,590	2,488	1,703	10,876	12,579	2,676	1989	1998
Oakmont Corporate Center	Oakmont Circle Office	Office	—	3,177	13,798	2,785	3,521	16,239	19,760	4,073	1990	1998

WESTON, FLORIDA
Weston Pointe	Weston Pointe I	Office	—	2,580	10,020	705	2,580	10,725	13,305	1,536	1999	2003
Weston Pointe	Weston Pointe II	Office	—	2,183	10,791	64	2,183	10,855	13,038	1,539	2000	2003
Weston Pointe	Weston Pointe III	Office	—	2,183	11,531	717	2,183	12,248	14,431	1,546	2001	2003
Weston Pointe	Weston Pointe IV	Office	—	3,349	10,686	29	3,349	10,715	14,064	1,030	2005	2005

ZIONSVILLE, INDIANA
Anson	Marketplace at Anson	Retail	—	2,147	2,862	160	2,147	3,022	5,169	—	2007	2007
	Eliminations					(764)	(17)	(747)	(764)	(3,008)

			548,460	914,492	4,334,420	516,835	931,767	4,833,980	5,765,747	990,280

(1)	Depreciation of real estate is computed using the straight-line method over 40 years for buildings, 15 years for land improvements and shorter periods based on lease terms (generally 3 to 10 years) for tenant improvements.

Duke Realty Corporation Real Estate and Accumulated Depreciation December 31, 2007 (in thousands)	Schedule 3

Development	Name	Building Type	Encumbrances	Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/07			Accumulated Depreciation (1)	Year Constructed	Year Acquired
				Land	Buildings		Land/Land Imp	Bldgs/TI	Total

		Real Estate Assets						Accumulated Depreciation
		2007		2006		2005		2007		2006		2005
Balance at beginning of year		$5,583,188		$4,831,506		$5,377,094		$900,898		$754,742		$788,900
Acquisitions		194,072		836,146		272,141		—		—		—
Construction costs and tenant improvements		788,951		540,442		321,786		—		—		—
Depreciation expense		—		—		—		214,477		206,999		204,377
Acquisition of minority interest		—		—		—		—		—		—

		6,566,211		6,208,094		5,971,021		1,115,375		961,741		993,277
Deductions during year:
Cost of real estate sold or contributed		(726,860)		(582,457)		(1,077,172)		(51,491)		(18,660)		(179,848)
Impairment Allowance		—		(266)		(3,656)		—		—		—
Write-off of fully amortized assets		(73,604)		(42,183)		(58,687)		(73,604)		(42,183)		(58,687)

Balance at end of year		$5,765,747		$5,583,188		$4,831,506		$990,280		$900,898		$754,742